UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2014

MSC Industrial Direct Co., Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Maxess Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 812-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On November 17, 2014, MSC Industrial Direct Co., Inc. (the “Company” or “MSC”) announced that Mr. Jeffrey Kaczka, Executive Vice President and Chief Financial Officer, plans to retire from the Company. Mr. Kaczka will continue in his current role until such time as a new Chief Financial Officer has been appointed and a successful transition period has been completed. MSC has begun the process to identify a successor.

On November 17, 2014, the Company issued a press release announcing the retirement of Mr. Kaczka. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press Release, dated November 17, 2014, issued by MSC Industrial Direct Co., Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

Date: November 17, 2014	By:	/s/ Steve Armstrong
	Name:	Steve Armstrong
	Title:	Senior Vice President, General
Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated November 17, 2014, issued by MSC Industrial Direct Co., Inc.

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